©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
February 2009
American Securitization Forum
ASF 2009
Exhibit 99.1

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. This presentation has been prepared solely for informational purposes and is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s
Form 8-K filed on December 18, 2008 and the Company’s Form10-K for the year ended November 30,
2008, which is on file with the SEC and available on the Company’s website at www.discover.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note
Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business –
Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and
Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November
30, 2008, which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
,
Cashback Bonus
®
, Discover
®
Network and Diners Club International
®
. All other trademarks, trade
names and service marks included in this presentation are the property of their respective owners.

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Today’s Agenda
Liquidity & Funding
Credit Risk Management
U.S. Card
Payments/Network
Business Overview
Summary of DCENT Securitization Structure

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy Business Overview

DISCOVER FINANCIAL SERVICES

	DISCOVER CARD	DISCOVER NETWORK	pulse	Diners Club International
	●	●	○	●
	○	●	●	●
	○	●	●	●
	○	○	●	○
	○	○	●	○
	●	○	○	○
	●	○	○	○
	●	○	○	○
	●	○	○	○

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
American
Bank of
Card
Issuing
Payments
U.S.
Credit
U.S.
Debit International
Unique Business Model
•
Only card issuer that operates
a global payments network with
both credit and debit
capabilities
•
Discover’s network supports
the card issuing business
through:
– Building Discover brand
– Joint promotions with
merchants
– Operational efficiencies
•
Advantages in payments:
– Broad offering for issuers
(credit, PIN and signature
debit, ATM)
– Leveraging largely fixed
cost network
Discover
Express
Visa
MasterCard
First Data
Metavante
Citi
America
JPM Chase
Capital One

DISCOVER
FINANCIAL SERVICES

DISCOVER
CARD

DISCOVER
NETWORK

pulse

DISCOVER
BANK

Diners Club International

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Company Overview
(1)
•
Leading cash rewards program
•
6 largest U.S. issuer
•
Over $49Bn in managed
receivables
•
$106Bn volume
•
4,500+ issuers
•
$29Bn deposit base
•
$1.3Bn personal and student
loans
•
$102Bn volume
•
30+ issuers
Note(s):
1. All data, including $ volumes, as of November 30, 2008
2. Includes volume prior to acquisition
•
$31Bn volume
(2)
•
49 licensees
•
185 countries/territories
th

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Financial
• Diluted EPS from continuing operations grew 9% to $2.20
• Credit card sales volume of $92Bn; total loans of $51Bn, up 6%
• Managed net charge-off rate of 5.0%
• Total volume on our networks of $221Bn, up 19%
• Grew deposits by 15% to $29Bn
• Continued to build liquidity and capital; tangible equity of $11.37 per share
• Settled Visa/MasterCard litigation for $2.75Bn
Strategic
• Sale of $4Bn UK issuing business
• Acquisition of Diners Club; platform for global acceptance
• Bank holding company/TARP CPP
2008 Highlights

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Embrace new Fed rules
• Grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks
Performance Priorities

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Seasoned Management Team
Discover Financial Services
JAMES PANZARINO
SVP, Chief Credit Risk Officer
2003 / American Express
ROGER HOCHSCHILD
President &
Chief Operating Officer
1998 / MBNA
DAVID NELMS
Chairman &
Chief Executive Officer
1998 / MBNA
KELLY MCNAMARA-
CORLEY
EVP, General Counsel &
Secretary
1999 / Morgan Stanley
ROY GUTHRIE
EVP, Chief Financial Officer
2005 / Citigroup
CARLOS MINETTI
EVP, Cardmember Services &
Consumer Banking
2001 / American Express
HARIT TALWAR
EVP, Card Programs &
Chief Marketing Officer
2000 / Citigroup
DIANE OFFEREINS
EVP, Payment Services
1998 / MBNA
STEPHEN
ETHERINGTON
SVP & Treasurer
2007 / JPMorgan
Date Joined / Previous Employer
GLENN SCHNEIDER
SVP, Chief Information Officer
1993 / Kemper Financial Svcs.
KEVIN SWEENEY
Director, Treasury
2006 / MBNA
KEVIN KILLIPS
SVP, Controller & Chief
Accounting Officer
2008 / ABN AMRO

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy Payments/Network

DISCOVER FINANCIAL SERVICES

DISCOVER NETWORK

pulse

Diners Club International

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Overview
(1)
•
Fast growing
PIN debit and
ATM network
•
$106Bn volume
•
4500+ issuers
•
Domestic acceptance
network for Discover
proprietary cards and
third-party issuers
•
$102Bn volume
•
30+ issuers
Note(s):
1. All data, including $ volumes, as of November 30, 2008
2. Includes volume prior to acquisition
•
Global payments
network targeting
upscale customers,
frequent travelers and
corporate clients
•
$31Bn volume
(2)
•
49 licensees
•
185 countries/
territories

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Acceptance Model
Domestic
International
Global ATM
• Direct relationships with the largest
merchants
• Third-party acquiring (sales, boarding and
support) for smaller merchants
• Leverage efforts of Diners Club licensees
• Network-to-network partnerships (CUP/JCB)
• New relationships with third-party acquirers
• Partnerships and reciprocal agreements

DISCOVER FINANCIAL SERVICES

DISCOVER NETWORK
pulse
Diners Club International
Diners Club International
Diners Club International

DISCOVER NETWORK

pulse

Diners Club International

UnionPay 银联

JCB CARDS

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Complementary Networks
EMEA
Asia
North America
Latin America

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy U.S. Card

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
U.S. Card – Mission/Strategy
To help people
spend smarter,
manage debt better
and save more
so they achieve a
brighter financial future
Marketing Strategy
• Continue to manage and grow
business conservatively in both
customer acquisition and
portfolio management
• Continue to invest in and leverage
core franchise strengths:
– Rewards leadership
– Loyal customer base
– Customer experience
– Merchant relationships
– Brand

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
• Fewer new accounts as we tighten credit universe and profitability scores
• Higher yielding accounts and reduced reliance on promotional pricing
• More engaged customers by leveraging the value of the Cashback Bonus
®
program
New Account Acquisition
Results (2008 vs. 2007)
• 3 Month Active Rate + 5%
• Year 1 Yield +81%

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Rewards Leadership
5% Cashback Bonus
®
Program
Sales & Enrollments
• Ongoing innovations to help
cardmembers earn more
rewards and receive higher
value redemptions
• Continue to drive simplicity,
control and engagement for
the cardmember
• Integrated in every
customer touch point
• Balance cost of program with
value to the customer
Merchant Partners
2005 2006 2007 2008
Sales Enrollments
CAGR = 42% Sales; 27% Enrollments

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Customer Service is a Critical Differentiator
2008 J.D. Power Card
Satisfaction Index
(1)
High standards
• U.S. based; customer service reps
have average tenure of 5 years
• Rigorous performance standards
• Critical revenue and customer
engagement tool
Supports growth
• Fee product sales
• Cross-sell success
• High customer retention
Note(s)
1. Chart excludes National City and WaMu due to mergers
783
751
719
716
710
709
692
667
AMEX Chase U.S.
Bank
Citi Wells
Fargo
BofA HSBC

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Brand is Well Positioned
• The key brand drivers are:
– Rewards leadership
– Customer experience
– Online capabilities
– Merchant relationships
and acceptance
• The current environment
provides tremendous
opportunities to differentiate the
brand and deliver on the mission
• Tools are in place to
measure and improve brand/
advertising effectiveness
Unaided Brand Awareness
Source GfK Arbor, 3Q08 data
63%
60%
30%
26%
23%
17%
Amex Capital
One
Chase Citi BofA

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Credit Risk Management

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
•
The external environment has worsened significantly since 2007
–
Severe stress in labor markets
–
Low consumer and business confidence
–
Rising industry delinquency and bankruptcy
•
DFS has maintained a competitive advantage in
credit risk management
–
Portfolio composition well positioned
–
Significant investments and enhancements in
credit risk management
–
Strong relative credit performance in 2008
Credit Risk Overview

Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Unemployment Rate
Underemployment
3,500
4,500
5,500
6,500
7,500
8,500
Number of Persons Working Part-Time due to Economic Reasons
Stress in Labor Market
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
Source Bureau of Labor Statistics
Source Bureau of Labor Statistics

DISCOVER FINANCIAL SERVICES

Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Consumer Confidence
Consumer Confidence Declining
Source Economy.com

0
20
40
60
80
100

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
YOY Growth in U.S. Bankruptcy
Filings (Sep-Nov 2007 vs. Sep-Nov 2008)
Bankruptcies
Source National Bankruptcy Research Center
•
Bankruptcies have
grown faster in
states with
housing- related
stress
YOY change 50%-100%
YOY change 25%-50%
YOY change 15%-25%
YOY change <15%
35% is the national average
YOY change >100%

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
NY
PA
MI
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
WI
GA
MS
VT
NJ
DE
ME
RI
AK

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
DFS Portfolio Composition
> 5 Years
Source: Master Trust Receivables
Note(s): Data as of:
Discover: May-08, Citi: Mar-08, BofA: Mar–08, AMEX: Aug-08, Chase: Sep-08, Capital One: Mar-08

Geography
Tenure
10%
13%
12%
15%
14%
17%
6%
6%
7%
8%
9%
16%
18%
19%
22%
26%
6%
22%
Chase Capital
One
Citi BofA AMEX
California Florida
79%
73%
60%
58%
46%
55%
Citi BofA AMEX Chase Capital
One

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Risk Management Initiatives

Underwriting
Models &
Criteria
Verification &
Judgmental
Underwriting
Management
of Contingent
Liability
Line
Management
Decision
Science
Capabilities
Initial Line
Assignment
Credit
Strategies

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
$5,850
$5,500
4Q07 4Q08
New Account Acquisition
Through-the-Door Population
Average Assigned Line
Source: Internal Data

727
734
4Q07 4Q08
Average Booked FICO
Source: Internal Data

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Collections
Activities

Refined
Collection
Models
Payment
Program
Enrollment
Collections
Website
Expanding
email servicing
capability
Authorizations
Optimizing
Outbound IVR
Utilization
Collections
Strategies

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Help customers regain control and identify options that work for them

Vision
To be the most rewarding relationship
consumers and businesses have with
a
financial services company
Mission
To help people spend smarter,
manage
debt better and save more so they
achieve a brighter financial future
Tools
2,300 in-house collection
associates
Flexible payment solutions
Credit counseling
Sophisticated analytics
Diverse communication channels
Collections
Activities

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Strong Relative Credit Performance
Source: SEC Filings
Managed Net Charge-off Rate

Managed Net
Charge-off Rate – YOY %
Source: SEC Filings
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2003 2004 2005 2006 2007 2008
Industry
-60%
-40%
-20%
0%
20%
40%
60%
80%
2004 2005 2006 2007 2008
Industry

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy Liquidity & Funding

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Managed Funding as of 2/29/08
Notes:
1. Includes retained subordinate tranches
Source
$Bn        %
Managed Funding
As of 11/30/2008
Other
1%
Secured
Borrowings
1%
Unsecured
Borrowings
1%
Private CC
ABS
9%
Deposits
51%
Term CC
ABS
(1)
37%
Deposits 28.5 $ 50.5%
Term CC ABS
(1)
20.8 37.0%
Private CC ABS 4.9 8.6%
Secured Borrowings 0.7 1.2%
Unsecured Borrowings 0.8 1.4%
Other 0.7 1.3%
Total 56.4 $ 100.0%

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
$6.1
$19.7
$2.7
Brokered Direct-to-Consumer Sweeps
Bank Deposit Funding
•
Broker sourced deposits are
sold through top tier U.S.
wealth management firms
•
Discover continues to focus
on extending maturity profile
by issuing deposits in
longer tenures
•
Direct-to-consumer deposit
issuance continues to grow
Bank Deposits – 4Q08 (Bn)

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Discover Card Master Trust Issuance/
Maturity Schedule
(Bn) (Nov. 30 Fiscal Year-End Basis)
$25.6Bn Asset-Backed Securitization Portfolio (as of Dec. 31, 2008)
Issuance
s
Maturitie
s
$2.3
$5.1
$10.3
$4.8
$3.3
$7.2
$7.7
$8.8
$5.9
$7.6
$2.8
$7.7
$4.6
$5.7
$2.7
2003 2004 2005 2006 2007 2009 2010 2011 2012+
Issuance Public Term ABS FYTD 2009 Refinanced Renewable Private ABS
2008

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Maturities and Liquidity
Cash and Contingent Liquidity (Bn) Maturities (Bn)
7.7
5.1
10.3
9.9
7.7
7.9
$17.6
$12.8
$18.2
2008 2009 2010
ABS CDs
(1)
Note(s):
1. Includes conduit issuance and maturities
•
‘08 issuance of $22Bn, including $16Bn of CDs
(‘07 issuance of $27Bn, including $18Bn of CDs)
5.1
8.3
9.4
2.4
1.9
1.5
2.5
2.5
2.4
5.2
$18.5
$10.0
$12.7
Jun-07 4Q07 4Q08
Cash Liquidity Conduit Open Capacity
Committed Credit Facility Fed Discount Window

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
$5.3
$5.5
$1.2
4Q07 4Q08
Capital Management
Capital Management
Pro forma 2008
DFS Tangible Capital (Bn)
• Long-term ratings at Discover Bank
–
Fitch BBB
–
Moody’s Baa2; negative
outlook
–
S&P BBB
• Discover Bank remains
well capitalized
(3)
– Total capital ratio 12.9%
– Tier 1 capital ratio  11.5%
• Preliminary approval to receive
$1.2Bn under TARP CPP; expected
to support on-balance sheet growth
TARP
CPP
(1)
Note(s):
1. Receipt of CPP funds subject to U.S. Treasury final approval and closing conditions
2. As originally reported
3. As of November 30, 2008
TE/MR =
10.2%
(2)
TE/MR =
11.0%

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Government Programs
•
Troubled Asset Relief Program (TARP) CPP
– DFS has applied and received preliminary approval for TARP CPP funds from the U.S. Treasury. In conjunction with its application for TARP CPP funds, DFS petitioned to, and received approval from, the
Federal Reserve Board to convert to a Bank Holding Company. The TARP CPP funds at DFS will total approximately $1.2Bn
•
Temporary Liquidity Guarantee Program (FDIC-guaranteed unsecured debt)
– Under TLGP, the FDIC provides an explicit guarantee of timely payment of principal and interest (triggered by payment default) on unsecured debt issued between October 14, 2008 and June 30, 2009 and on all debt with a final maturity date prior to June 30, 2012
– Discover Bank issuance limit under program is equal to 125% of all unsecured debt maturing between
September 30,  2008 and June 30, 2009 (although exceptions may be granted by the FDIC on a case-by-case basis)
– Discover awaiting response to exception request
•
Term Asset-backed Loan Facility (TALF)
– Intended to assist the credit markets in accommodating the credit needs of consumers and small businesses by facilitating the issuance of asset-backed securities
– Federal Reserve will make up to $200Bn of non-recourse loans with terms not to exceed three years to holders of newly originated AAA-rated ABS
– Limit for credit card issuers will be tied to amount of maturities in calendar year 2009 (for DFS,  approx.
$5.0Bn)
– Full program details still pending
– DFS participation contingent on primary spreads on CCABS tightening to levels which make issuance competitive to deposit based funding alternatives

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Summary of DCENT Securitization Structure

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Yield excl.
Principal
Recoveries
Yield incl.
interchange
Net
Charge-off Group
Interchange
Subgroup
Discover
Series
30-59
Days
60-179
Days
Payment
Rate
Dec-08 15.13% 18.88% 6.27% 4.35% 8.04% 6.98% 1.45% 3.47% 18.20%
Nov-08 15.43% 18.69% 6.24% 4.66% 7.85% 6.72% 1.45% 3.32% 17.48%
Oct-08 15.75% 18.93% 5.47% 2.92% 6.09% 5.81% 1.37% 3.16% 19.41%
Sep-08 15.58% 18.79% 5.48% 4.85% 7.99% 6.95% 1.28% 2.95% 19.11%
Aug-08 15.32% 19.14% 5.77% 4.31% 8.06% 7.05% 1.20% 2.85% 20.25%
Jul-08 15.81% 19.53% 5.41% 5.16% 8.81% 7.83% 1.14% 2.87% 20.68%
Jun-08 15.42% 18.99% 5.55% 4.78% 8.29% 7.35% 1.13% 2.85% 20.57%
May-08 15.87% 19.43% 5.55% 5.04% 8.54% 7.72% 1.10% 2.91% 20.24%
Apr-08 15.37% 18.82% 5.29% 4.88% 8.30% 7.74% 1.11% 2.94% 19.25%
Mar-08 16.76% 20.12% 5.23% 6.24% 9.55% 8.78% 1.17% 2.95% 20.18%
Feb-08 17.09% 19.76% 4.81% 6.58% 9.20% 8.29% 1.16% 2.96% 20.43%
Jan-08 15.95% 18.81% 4.52% 4.73% 7.58% 7.52% 1.19% 2.88% 21.46%
Dec-07 16.67% 20.54% 4.62% 4.92% 8.78% 8.50% 1.14% 2.69% 20.88%
Nov-07 16.45% 20.08% 4.46% 4.69% 8.30% 7.85% 1.17% 2.65% 19.74%
Oct-07 17.20% 20.55% 3.98% 5.58% 8.88% 7.64% 1.16% 2.56% 21.05%
Sep-07 16.86% 20.04% 4.04% 5.22% 8.40% 7.96% 1.12% 2.47% 20.61%
Aug-07 16.34% 19.99% 3.91% 4.26% 7.91% 8.74% 1.06% 2.34% 21.61%
Excess Spread Delinquencies Yield
DCMT / DCENT Performance Data

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Summary Structure and Payment Waterfalls
Source: SEC Filings
Discover Bank
DCMT
Discover Card Master Trust
DCENT
Discover Card Execution Note Trust
Class A
Investors
Class B
Investors
Class C
Investors
Receivables
Series 2007-CC
Collateral Certificate
Class A
Notes
Class B
Notes
Class C
Notes
Other Series
of Certificates
Existing
DCMT
Investors
DiscoverSeries Finance Charge Amounts
Class A Interest
Class B Interest
Class C Interest
Servicing Fees
Reimburse Current  Charged-off Receivables
Reimburse Class A Deficits -1
Reimburse Class B Deficits- 1
Reimburse Class C Deficits -1
Deposits into the Accumulation Reserve
Deposits into Class C Reserve
Deposits into DCMT Reallocation Accounts
Pay Discover Bank
Class A Interest Shortfalls - 2
Class B Interest Shortfalls - 2
Servicing Fees Shortfalls - 2
Class A Principal
Prefund Class A Notes
Class B Principal
Prefund Class B Notes
Class C Principal
Deposits into DCMT Reallocation Account
Reinvestment in New Receivables
DiscoverSeries Principal Amounts
1 – due to charge-offs from prior periods
2 – payable out of subordinate principal cashflows

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
• Variable Reserve Account
– The reserve account provides credit enhancement solely for the Class C notes to cover shortfalls of interest and to reimburse losses related to charged-off receivables or the application of series principal amounts allocated to these notes to pay interest on senior notes or servicing fees
– If the funded amount of the reserve account exceeds the targeted amount, the difference will be released and treated as series finance charge amounts
– The three-month average excess spread for the DiscoverSeries notes will determine the funding percentage, which is multiplied by the total balance of all outstanding dollar principal amounts plus certain amounts on deposit in the principal funding subaccounts for maturing tranches of DiscoverSeries notes
Class C Reserve Account
Source: Recent Transaction Prospectuses
Note:
(1)
For CCCIT and CHAIT, 6.75% when excess spread drops below 0.00%
• The reserve account ramps up based on 3-month excess spread and provides additional credit enhancement to
Class C in the event of prolonged economic cycle changes
• Credit enhancement provided by the spread account is consistent with other deals in the market
Three-Month Average
Excess Spread Percentage DCENT BACCT CCCIT CHAIT COMET
4.50+ 0.00 0.00 0.00 0.00 0.00
4.00 to 4.49 1.25 1.25 1.25 1.25 1.75
3.50 to 3.99 2.00 2.00 1.75 1.75 2.75
3.00 to 3.49 2.75 2.75 2.75 2.75 3.5
2.50 to 2.99 3.50 3.50 4.00 4.00 5.00
2.00 to 2.49 4.50 4.50 5.00 5.00 6.00
Less than 2.00 or Early
Redemption Event
Spread Account Funding Schedule (%)
6.00 6.00 6.00
(1)
6.00
(1)
7.75

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Fixed Method of Allocation of Finance Charges
•
Traditional Structures
–
In most credit card master trusts, finance charge collections are allocated pro rata on each payment date between the investor interest in receivables and the seller interest. As the investor certificates begin to amortize, certificateholders are entitled to a smaller percentage of finance charge collections
•
Methodology
–
Before early redemption, the investor interest in receivables and seller interest receive their pro rata share of finance charge collections
–
During early redemption, as the invested amount decreases, investors continue to be allocated finance charge collections as at the beginning of the early redemption cycle
– Investor credit protection enhanced by “fixing” the finance charge allocation percentage between investors and the seller at the time of an early redemption event
–
The result is an over-allocation of finance charge collections
•
Benefits
–
Feature permits a larger percentage of finance charge collections to be allocated to investors after an early redemption event
During Amortization Periods
•
Allocation Percentage generally equals
–
Investor Interest in receivables at time of Early Redemption Event / Current Principal
Receivables
–
Aggregate investor allocation can not exceed 100%
•
Numerator is “fixed” to amount of investor interest in receivables at time of early redemption;
denominator reflects current level of principal receivables
•
DiscoverSeries structure retains ability to change allocation method, but Rating Agency
Confirmation is required

©2009 Discover Financial Services This material is not an offer to sell, nor a solicitation of an offer to buy, any security or instrument, or participate in any trading strategy
Comparative Portfolio Statistics
8/31/08 9/28/08 3/2008 9/30/08
9/30/08
As of:
18.20 17.77 17.13 13.99 18.20 Monthly Payment Rate
3.95 5.11 5.19 6.84 4.92 30+ Day Delinquency
5.52 4.60 7.78 4.68 7.33 3-Mo Excess Spread
5.32 7.81 6.88 8.45 6.27 Net Credit Losses
15.15 15.46 19.84 17.88 18.88 Portfolio Yield
Portfolio Performance (%)
1.06 1.17 0.74 0.80 0.86 No Score
56.08 40.30 42.75 34.30 40.74 Over 720
24.48 33.16 27.43 35.30 32.12 661 – 720
10.77 15.37 15.44 17.10 14.02 601 – 660
7.61 10.00 13.64 12.50 12.26 Less than or equal to 600
FICO Distribution (% of total receivables outstanding)
11,285
(4)
12,019 6,340 14,196 8,964 Average Credit Limit
(3)
88,971
(4)
77,285 47,732 99,173 41,312 Portfolio Size ($MM)
(2)
Chase
Issuance Trust
CHAIT
Citibank Credit
Card Issuance
Trust
CCCIT
Capital One
Multi-Asset
Execution
Trust
COMET
BA Credit
Card Trust
BACCT
Discover Card
Master Trust I
DCMT
Comparative Portfolio Statistics
(1)
Source: Monthly Investor Reports, SEC Filings, Publicly Available Company Data
Notes:
(1)
Data obtained via most recent publicly available reports, as of 12/31/08 unless noted otherwise; DCMT Portfolio Yield and Excess Spread includes interchange fees.
(2)
Represents end of period principal receivables.
(3)
Credit Limit as of latest public disclosure: DCMT 9/30/08, BACCT 10/1/08, COMET 5/23/08, CCCIT 9/28/08, CHAIT 9/30/08.
(4)
Represents 70.8Bn in Chase Issuance Trust, 3.2Bn in Chase CCMT, 15Bn in First USA (9/30/08). FICO breakdowns and Average Credit Limit are for Chase Issuance
Trust.
(1)